Exhibit 99.1 News For Release: Wednesday, February 26, 2025, 6:30 a.m. ET GM board approves new share repurchase plan, including $2 billion ASR, and higher rate for future dividends DETROIT, February 26, 2025 – General Motors (NYSE: GM) today announced that its Board of Directors has approved a $0.03 per share increase in the quarterly common stock dividend rate beginning with the next planned dividend, as well as a new $6 billion share repurchase authorization. The company has entered into an accelerated share repurchase (ASR) program to execute $2 billion of the share repurchase authorization. “The GM team’s execution continues to be strong across all three pillars of our capital allocation strategy, which are to reinvest in the business for profitable growth, maintain a strong investment grade balance sheet, and return capital to our shareholders,” said Mary Barra, chair and CEO. “We are growing our business thanks to our broad, deep, and compelling portfolio of ICE vehicles and EVs. At the same time, we are investing our capital in a disciplined and consistent way to continue generating strong margins and cash flows.” As the company shared last month, capital spending in 2025 is expected to be in the range of $10 billion - $11 billion, inclusive of investments in the company's battery cell manufacturing joint ventures. Spending on research and product development is expected to be more than $8 billion. The new quarterly dividend rate of $0.15 per share represents a $0.03 per share increase from the previous quarterly dividend of $0.12 per share. It will take effect with the company’s next planned dividend, which is expected to be declared in April 2025. “We feel confident in our business plan, our balance sheet remains strong, and we will be agile if we need to respond to changes in public policy,” said Paul Jacobson, executive vice president and CFO. “The repurchase authorization our board approved continues a commitment to our capital allocation policy.”

The share repurchase program, which has no expiration date, will be executed in accordance with applicable securities laws and regulations and may be suspended or discontinued at any time at the company's discretion. Through the ASR program, GM will advance an aggregate of $2 billion to the executing banks to receive and retire GM common stock. The total number of shares ultimately repurchased under the ASR program will be determined upon final settlement and will be based on the average of the daily volume-weighted average prices of GM’s common stock during the term of the program. The ASR program is expected to conclude in the second quarter of 2025. The ASR program will be executed by Barclays and J.P. Morgan. Outside of the ASR program, GM will have $4.3 billion of capacity remaining under its share repurchase authorizations for additional, opportunistic share repurchases. In 2024, GM’s weighted average common shares outstanding was 1.055 billion, and as of Dec. 31, 2024, the company had less than 1 billion total shares outstanding. General Motors (NYSE:GM) is driving the future of transportation, leveraging advanced technology to build safer, smarter, and lower emission cars, trucks, and SUVs. GM’s Buick, Cadillac, Chevrolet, and GMC brands offer a broad portfolio of innovative gasoline-powered vehicles and the industry’s widest range of EVs, as we move to an all-electric future. Learn more at GM.com. ### CONTACTS: Jim Cain Ashish Kohli GM Communications GM Investor Relations 313.407.2843 847.964.3459 james.cain@gm.com ashish.kohli@gm.com Cautionary Note on Forward-Looking Statements: This press release and related comments by management, may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Future declarations of quarterly dividends and the establishment of future record and payment dates, as well as repurchases of shares, are at the discretion of our Board of Directors and will be based on a number of factors, including our future financial performance and other investment priorities. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words like “aim,” “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These factors, which may be revised or supplemented in subsequent reports we file with the SEC, include, among others, the following: (1) our ability to deliver new products, services, technologies and customer experiences; (2) our ability to attract and retain talented and highly skilled employees; (3) our ability to timely fund and introduce new and improved vehicle models, including electric vehicles (EVs); (4) our ability to profitably deliver a strategic portfolio of EVs; (5) our long-term strategy is dependent on consumer adoptions of EVs; (6) the success of our current line of internal combustion engine vehicles; (7) our highly competitive industry; (8) the unique technological, operational, regulatory and competitive risks related to our announced plans to refocus our AV strategy on personal vehicles; (9) risks associated with climate change, including increased regulation of GHG emissions, our transition to EVs; (10) global automobile market sales volume; (11) inflationary pressures, persistently high prices, uncertain availability of raw materials and commodities, and instability in logistics and related costs; (12) our business in China, which is subject to unique operational, competitive, regulatory and economic risks; (13) the success of our ongoing strategic business relationships and of our joint ventures; (14) the international scale and footprint of our operations, which exposes us to a variety of unique political, economic, competitive and regulatory risks, including the risk of changes in government leadership and laws, political uncertainty or instability and economic tensions between governments and changes in international trade policies; (15) any significant disruption at any of our manufacturing facilities; (16) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (17) pandemics, epidemics, disease outbreaks and other public health crises; (18) the possibility that competitors may independently develop products and services similar to ours, or that our intellectual property rights are not sufficient to prevent competitors from developing or selling those products or services; (19) our ability to manage risks related to security breaches and other disruptions to our information technology systems and networked products, including connected vehicles; (20) our ability to manage security breaches and other disruptions to our in-vehicle systems; (21) our ability to comply with increasingly complex, restrictive and punitive regulations relating to our enterprise data practices; (22) our ability to comply with extensive laws, regulations and policies applicable to our operations and products, including those relating to fuel economy, emissions and AVs; (23) costs and risks associated with litigation and government investigations; (24) the costs and effect on our reputation of product safety recalls and alleged defects in products and services; (25) any additional tax expense or exposure or failure to fully realize available tax incentives; (26) our continued ability to develop captive financing capability through General Motors Financial Company, Inc.; and (27) any significant increase in our pension funding requirements. A further list and description of these risks, uncertainties and other factors can be found in our most recent Annual Report on Form 10-K and our subsequent filings with the SEC. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors, except where we are expressly required to do so by law.